Institutional Class Shares CATNX
Advisor Class Shares CTRNX
Class P Shares CTFPX

Cavalier Traditional Fixed Income Fund

A series of the
Starboard Investment Trust

SUMMARY PROSPECTUS
 September 28, 2015
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks.  You can find the Fund's Prospectus and other information about the Fund online at www.fmxfunds.com.  You can also get this information at no cost by calling 1-800-773-3863 or by sending an e-mail request to info@ncfunds.com.  The Fund's Prospectus and Statement of Additional Information are incorporated by reference into this Summary Prospectus.
(This Fund has been scheduled to close, and as of September 4, 2015 stopped accepting purchase orders for new shares. The Fund is scheduled to liquidate on October 5, 2015.)
INVESTMENT OBJECTIVES
The Cavalier Traditional Fixed Income Fund seeks total return with an emphasis on current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund:
Shareholder Fees
(fees paid directly from your investment)
	Institutional	Advisor	Class P
Maximum Sales Charge (Load) Imposed On Purchases (as a % of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lesser of amount purchased or redeemed)	None	1.00%	None
Redemption Fee (as a % of amount redeemed)	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Advisor	Class P
Management Fees	0.45%	0.45%	0.45%
Distribution and/or Service (12b‑1) Fees	None	1.00%	None
Other Expenses	0.60%	0.60%	0.85%
Acquired Fund Fees and Expenses[2]	0.20%	0.20%	0.20%
Total Annual Fund Operating Expenses	1.25%	2.25%	1.50%
Less Fee Waiver and/or Expense Limitation[3]	0.15%	0.15%	0.25%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Limitation	1.10%	2.10%	1.25%
1.  The expense information in the table has been restated to reflect current fees rather than the fees in effect during the previous fiscal year.
2.  "Acquired Fund" means any investment company in which the Fund invests or has invested during the previous fiscal year.  The "Total Annual Fund Operating Expenses" and "Net Annual Fund Operating Expenses" will not match the Fund's gross and net expense ratios reported in the Financial Highlights from the Fund's financial statements, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
3.  The Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits the Fund's annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments under the Rule 12b-1 distribution plan) including acquired fund fees and expenses to not more than 1.10% of the average daily net assets of the Fund for Institutional and Advisor Class shares, and to not more than 1.25% of the average daily net assets for Class P shares. Net annual operating expenses for the Fund may exceed these limits to the extent that it incurs expenses enumerated above as exclusions. The Expense Limitation Agreement runs through September 30, 2016, and may not be terminated prior to that date except via action of the Trust's board of trustees. The Advisor cannot recoup from the Fund any amounts paid by the Advisor under the Expense Limitation Agreement.
Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Class	1 Year	3 Years	5 Years	10 Years
Institutional	$112	$382	$672	$1,498
Advisor	$313	$689	$1,191	$2,573
Class P	$127	$450	$795	$1,769
You would pay the following expenses if you did not redeem your shares:

Class	1 Year	3 Years	5 Years	10 Years
Institutional	$112	$382	$672	$1,498
Advisor	$213	$689	$1,191	$2,573
Class P	$127	$450	$795	$1,769
Portfolio Turnover.  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance.  During the most recent fiscal period, the Fund's portfolio turnover rate was 50.83% of the average value of its portfolio.
PRINCIPAL INVESTMENT STRATEGIES
The Fund's interim investment advisor, Cavalier Investments (the "Advisor"), seeks to achieve the Fund's investment objective of total return by investing in no-load, institutional, and exchange-traded funds that are registered under the Investment Company Act of 1940 and not affiliated with the Fund ("Portfolio Funds") or making direct investments in portfolio securities based upon institutional research, recommendations, and trading signals from investment model managers (third party strategists whose advise the Advisor has discretion to implement) or other third-party research providers.
The investments of the Fund and Portfolio Funds will be comprised of fixed income securities, principally consisting of bonds, corporate debt securities, convertible securities, Treasury Inflation-Protected Securities (TIPS), and other treasuries and government securities.  Under normal circumstances, at least 80% of the Fund's net assets, plus borrowings for investment purposes, will be invested in fixed income securities or Portfolio Funds that invest in fixed income securities.  Shareholders will be provided with at least 60 days' prior notice of any change in this policy.
The Fund and Portfolio Funds may invest in fixed income securities of any maturity and any credit rating, including junk bonds, unrated bonds, and bonds of issuers in default.  The Fund and Portfolio Funds do not have an established average portfolio duration and the average portfolio durations will vary.   The Fund and Portfolio Funds will not be limited in their investments by sector criteria, and may invest in foreign securities, including foreign securities in emerging markets.  The Portfolio Funds in which the Fund invests will have an investment objective similar to the Fund's or will otherwise hold permitted investments under the Fund's investment policies.  Although the Fund principally invests in Portfolio Funds with no sales related expenses or very low sales related expenses, the Fund is not precluded from investing in Portfolio Funds with sales-related expenses, redemption fees, and/or service fees.
The Advisor will sell a Portfolio Fund when a more attractive investment opportunity is identified or the Fund's portfolio needs to be rebalanced.  Decisions by the Advisor to sell other portfolio securities will be based upon the research, recommendations, and trading signals received from investment model managers, or may be based upon a decision by the Advisor to no longer utilize a particular investment model manager due to the Advisor's assessment of the integrity of the research.

The Fund may invest in options, futures contracts, and swaps for both speculative and hedging purposes.  These investments can be made as a substitute for taking a direct position in the underlying asset or as part of a strategy that is intended to reduce the exposure of the Fund to various risks.  To the extent that the Fund invests in options, futures contracts, and swaps, it will segregate assets or otherwise "cover" its positions in a manner that limits the Fund's risk of loss.  In addition, the Portfolio Funds may invest in derivative instruments (principally consisting of options, futures contracts, swaps, and short sales) and utilize leverage to acquire their underlying investments.
PRINCIPAL RISKS OF INVESTING IN THE FUND
The loss of your money is a principal risk of investing in the Fund.  Investments in the Fund are subject to investment risks, including the possible loss of some or the entire principal amount invested.  There can be no assurance that the Fund will be successful in meeting its investment objective.  The Fund will be subject to the following principal risks:
Fund of Funds Risk.  The Fund may operate as a "fund of funds."  The term "fund of funds" is typically used to describe investment companies, such as the Fund, whose principal investment strategy involves investing in other investment companies, including open-end mutual funds, closed-end funds, and exchange-traded funds.  Investments in other investment companies subject the Fund to additional operating and management fees and expenses.  Investors in the Fund will indirectly bear fees and expenses charged by the funds in which the Fund invests, in addition to the Fund's direct fees and expenses.  The Fund's performance depends in part upon the performance of the investment advisor to each Portfolio Fund, the strategies and instruments used by the Portfolio Funds, and the Advisor's ability to select Portfolio Funds and effectively allocate Fund assets among them.
Control of Portfolio Funds Risk.  The Portfolio Funds each have their own unique investment objective, strategies, and risks.  There is no guarantee that the Portfolio Funds will achieve their investment objectives and the Fund has exposure to the investment risks of the Portfolio Funds in direct proportion to the allocation of assets among the funds.  The investment policies of the Portfolio Funds may differ from the Fund's policies.
Although the Fund and the Advisor will evaluate regularly each Portfolio Fund to determine whether its investment program is consistent with the Fund's investment objective, the Advisor will not have any control over the investments made by a Portfolio Fund.  The investment advisor to each Portfolio Fund may change aspects of its investment strategies at any time.  The Advisor will not have the ability to control or otherwise influence the composition of the investment portfolio of a Portfolio Fund.
Market Risk.  Market risk refers to the possibility that the value of securities held by the Fund may decline due to daily fluctuations in the market.  Market prices for securities change daily as a result of many factors, including developments affecting the condition of both individual companies and the market in general.  The price of a security may even be affected by factors unrelated to the value or condition of its issuer, including changes in interest rates, economic and political conditions, and general market conditions.  The Fund's performance per share will change daily in response to such factors.

Management Style Risk.  Different types of securities tend to shift into and out of favor with investors depending on market and economic conditions.  The returns from the types of Portfolio Funds and other securities purchased by the Fund (growth, value, etc.) may at times be better or worse than the returns from other types of funds.  Thus, the performance of the Fund may be better or worse than the performance of funds that focus on other types of investments, or that have a broader investment style.
Fixed Income Risk.  Investments by the Fund and Portfolio Funds in fixed income securities will subject the Fund to the risks associated with such investments.  The prices of these securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers.  Fixed income securities tend to decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities.  Also, longer-term securities are more volatile, so the average maturity or duration of these securities affects risk.  Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal or go bankrupt.  The lower the rating of a debt security, the greater its risks.
Interest Rate Risk.  Interest rates may rise resulting in a decrease in the value of the fixed income securities held by the Fund and Portfolio Funds or may fall resulting in an increase in the value of such securities.  Fixed income securities with longer maturities involve greater risk than those with shorter maturities.
Inflation Risk.  Fixed income securities held by the Fund and Portfolio Funds are subject to inflation risk.  Because inflation reduces the purchasing power of income produced by existing fixed income securities, the prices at which fixed income securities trade will be reduced to compensate for the fact that the income they produce is worth less.  This potential decrease in market value of fixed income securities would result in a loss in the value of the Fund's portfolio.
High-Yield Risk.  The Fund and Portfolio Funds may invest in junk bonds, including bonds of issuers in default, and other fixed income securities that are rated below investment grade.  Securities in this rating category are speculative and are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  Changes in economic conditions or other circumstances may have a greater effect on the ability of issuers of these securities to make principal and interest payments than they do on issuers of higher grade securities.  The retail secondary market for junk bonds may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices.  Additionally, these instruments are unsecured and may be subordinated to other creditor's claims.
Corporate Debt Securities Risk.  The Fund and Portfolio Funds may invest in corporate debt securities.  Corporate debt securities are fixed income securities issued by businesses.  Notes, bonds, debentures, and commercial paper are the most prevalent types of corporate debt securities.  The credit risks of corporate debt securities vary widely among issuers.  In addition, the credit risk of an issuer's debt security may vary based on its priority for repayment, meaning that issuers might not make payments on subordinated securities while continuing to make payments on senior securities or, in the event of bankruptcy, holders of senior securities may receive amounts otherwise payable to the holders of subordinated securities.

Convertible Securities Risk.  Convertible securities are fixed income securities that the Fund or a Portfolio Fund has the option to exchange for equity securities at a specified conversion price.  The option allows the Fund or Portfolio Fund to realize additional returns if the market price of the equity securities exceeds the conversion price.  Convertible securities have lower yields than comparable fixed income securities and may provide lower returns than non-convertible fixed income securities or equity securities depending upon changes in the price of the underlying equity securities.
Risks from Treasury Inflation-Protected Securities.  The Fund and Portfolio Funds may invest in Treasury Inflation-Protected Securities ("TIPS"), special types of treasury bonds that offer protection from inflation.  The values of TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (CPI).  With inflation (a rise in the CPI), the principal increases; with deflation (a drop in the CPI), the principal decreases.  When TIPS mature, the Fund or Portfolio Fund is paid the adjusted principal or original principal, whichever is greater.  TIPS decline in value when real interest rates rise.  However, in certain interest rate environments, like when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.
Sector Risk.  If the Fund and Portfolio Funds invest more heavily in a particular sector, the value of its shares may be especially sensitive to factors and economic risks that specifically affect that sector.  As a result, the Fund's share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries.
Foreign Securities and Emerging Markets Risk.  The Fund and Portfolio Funds may have significant investments in foreign securities, which have investment risks different from those associated with domestic securities.  The value of foreign investments may be affected by the value of the local currency relative to the U.S. dollar, changes in exchange control regulations, application of foreign tax laws, changes in governmental economic or monetary policy, or changed circumstances in dealings between nations.  There may be less government supervision of foreign markets, resulting in non-uniform accounting practices and less publicly available information about issuers of foreign securities.  In addition, foreign brokerage commissions, custody fees, and other costs of investing in foreign securities are often higher than in the United States.  Investments in foreign issues could be affected by other factors not present in the United States, including expropriation, armed conflict, confiscatory taxation, and potential difficulties in enforcing contractual obligations.  In addition to the risks of foreign securities in general, countries in emerging markets are more volatile and can have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries, and securities markets that trade a small number of issues which could reduce liquidity.

Derivatives Risk.  While the Fund will not use derivative instruments, the Portfolio Funds held by the Fund may use derivative instruments, which derive their value from the value of an underlying security, currency, or index.  Derivative instruments involve risks different from direct investments in the underlying assets, including: imperfect correlation between the value of the derivative instrument and the underlying assets; risks of default by the other party to the derivative instrument; risks that the transactions may result in losses of all or in excess of any gain in the portfolio positions; and risks that the transactions may not be liquid.
Short Sales Risk.  While the Fund will not short individual securities, the Portfolio Funds held by the Fund may sell securities short.  A short sale is a transaction in which the Portfolio Fund sells a security it does not own but has borrowed in anticipation that the market price of the security will decline.  The Portfolio Fund must replace the borrowed security by purchasing it at the market price at the time of replacement, which may be more or less than the price at which the Portfolio Fund sold the security.
Leverage Risk.  While the Fund will not utilize leverage (i.e., borrowing) when making investments, the Portfolio Funds held by the Fund may utilize leverage to acquire their underlying portfolio investments.  The use of leverage may exaggerate changes in a Portfolio Fund's share price and the return on its investments.  Accordingly, the value of the Fund's investments in Portfolio Funds may be more volatile and all other risks, including the risk of loss of an investment, tend to be compounded or magnified.  Borrowing also leads to additional interest expense and other fees that increase the Portfolio Fund's expenses.
Futures Risk. Use of futures contracts by the Portfolio Funds may cause the value of the Fund's shares to be more volatile.  Futures contracts expose the Fund to leverage and tracking risks because a small investment in futures contracts may produce large losses and futures contracts may not accurately track the underlying securities.
Swaps Risk.  The Portfolio Funds may enter into equity, interest rate, index, credit default, and currency rate swap agreements, or "swaps."  Swaps can involve greater risks than direct investment in securities, because swaps may be leveraged, are subject to the risk of that the counterparty may default on the obligation, and may be difficult to value.  Swaps may also be considered illiquid.
Risks from Purchasing Options.  If a call or put option purchased by a Portfolio Fund is not sold when it has remaining value and if the market price of the underlying security, in the case of a call, remains less than or equal to the exercise price, or, in the case of a put, remains equal to or greater than the exercise price, the entire investment in the option will be lost.  There is no assurance that a liquid market will exist when a Portfolio Fund seeks to close out an option position.  Where a position in a purchased option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.

Risks from Writing Options.  The Portfolio Funds in which it invests, may sell, or "write," option contracts.  Writing option contracts can result in losses that exceed the initial investment and may lead to additional turnover and higher tax liability.  The risk involved in writing a call option is that there could be an increase in the market value of the security.  If this occurred, the option could be exercised and the underlying security would then be sold by the Portfolio Fund at a lower price than its current market value.  Similarly, while writing call options can reduce the risk of owning stocks, such a strategy limits the opportunity of the Portfolio Fund to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option.  The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security.  If this occurred, the option could be exercised and the underlying security would then be sold to the Portfolio Fund at a higher price than its current market value.  There is no assurance that a liquid market will exist when the Portfolio Fund seeks to close out an option position.  Where a position in a written option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.
Investment Advisor Risk.  The Advisor's ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives. The Advisor became registered an investment advisor with the SEC in 2015. The Advisor does not have previous experience managing an investment company registered under the 1940 Act. The portfolio managers' experience is discussed in the section of this prospectus entitled "Management of the Funds – Investment Advisor."
Fixed-Income Market Risk. The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates), which are at or near historic lows in the United States and in other countries. An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund's shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund's share price and increase the fund's liquidity risk, fund expenses and/or taxable distributions.
PERFORMANCE INFORMATION
The bar chart and table shown below provide an indication of the risks of investing in the Fund by showing changes in the Fund's Institutional Class Shares performance from year to year and by showing how the average annual total returns for each class compare to that of a broad-based securities market index.  The Fund's past performance is not necessarily an indication of how the Fund will perform in the future.  Updated information on the Fund's results can be obtained by visiting http://secure.ncfunds.com/TNC/fundpages/866.htm for the Institutional Class Shares, by visiting http://secure.ncfunds.com/TNC/fundpages/867.htm for the Advisor Class Shares, and by visiting http://secure.ncfunds.com/TNC/fundpages/868.htm for the Class P Shares.

Institutional Class
 Calendar Year Returns

During the periods shown in the bar chart above the Fund's highest quarterly return was 1.65% (quarter ended June 30, 2014) and the Fund's lowest quarterly return was -3.93% (quarter ended June 30, 2013).  The Fund's year-to-date return as of June 30, 2015, the end of the most recent calendar quarter, was -0.32%.
Average Annual Total Returns Periods Ended December 31, 2014	Past 1 Year	Since Inception*
Institutional Class Shares Before taxes After taxes on distributions After taxes on distributions and sale of shares	1.42% 1.13% 0.80%	-1.65% -1.94% -1.49%
Barclays Capital Global Aggregate Index (reflects no deductions for fees and expenses)	0.49%	-0.98%
Advisor Class Shares Before taxes	0.33%	-2.27%
Barclays Capital Global Aggregate Index (reflects no deductions for fees and expenses)	0.49%	-1.07%
*The Institutional Class Shares began operating on September 20, 2012.  The Advisor Class Shares began operating on September 26, 2012. The Class P Shares are newly organized, and their performance information will be available after a full calendar year of operations.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on an investor's tax situation and may differ from those shown and are not applicable to investors who hold Fund shares through tax-deferred arrangements such as a 401(k) plan or an individual retirement account (IRA).  After-tax returns are shown for only one class of shares and after-tax returns will vary for other classes.

MANAGEMENT
Investment Advisor.  Canter Compass Investments, Inc., doing business as Cavalier Investments, serves as the Fund's interim investment advisor. The Trust's Board of Trustees has selected Cavalier Investments to serve as the Fund's full investment advisor subject to a forthcoming shareholder meeting..
During the Fund's 2015 fiscal year, the Fund's investment adviser was FolioMetrix, LLC. For this period, FolioMetrix, LLC was paid $0 for its services to the Fund, net of any amounts waived under the expense limitation agreement then in effect.
Portfolio Managers.  The Fund's portfolio managers are Scott Chaisson and Tim Shanahan.
PURCHASE AND SALE OF FUND SHARES
The minimum initial investment for all Funds and all share classes is $250 and the minimum subsequent investment is $50, although the minimums may be waived or reduced in some cases.
You can purchase Institutional and Advisor Class shares directly from the Fund by mail or bank wire. Class P shares are only available through financial firms. You can redeem Institutional and Advisor Class shares directly from the Fund by mail, facsimile, telephone, and bank wire. Class P shares may only be redeemed through the investor's financial firm. Please contact the financial firm for details.

Purchase and redemption orders of Institutional and Advisor Class shares by mail should be sent to the Cavalier Funds, c/o Nottingham Shareholder Services, Post Office Box 4365, Rocky Mount, North Carolina 27803-0365.  Redemption orders by facsimile should be transmitted to 919-882-9281.  Please call the Fund at 1-888-721-4588to conduct telephone transactions or to receive wire instructions for bank wire orders.  The Fund has also authorized certain broker-dealers to accept purchase and redemption orders on its behalf.  Investors who wish to purchase or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.
TAX INFORMATION
The Funds' distributions will generally be taxed to you as ordinary income or capital gains, unless you are investing through a tax deferred arrangement, such as a 401(k) plan or an individual retirement account.  Distributions on investments made through tax deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those accounts.
FINANCIAL INTERMEDIARY COMPENSATION
If you purchase shares of the Funds through a broker-dealer or other financial intermediary (such as a bank), the Funds may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Funds over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.